Exhibit 10.4
FIRST AMENDMENT TO UNCOMITTED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT
AND OTHER TRANSACTION DOCUMENTS

THIS FIRST AMENDMENT TO UNCOMITTED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND OTHER TRANSACTION DOCUMENTS (this “Amendment”), dated as of March 6, 2024, is entered into by and among TERRA MORTGAGE CAPITAL I, LLC, a Delaware limited liability company (“Seller”), TERRA PROPERTY TRUST, INC., a Maryland corporation (“Guarantor”), and GOLDMAN SACHS BANK USA, a New York State member bank (including any successor thereto, “Buyer”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Fee Letter (as defined below), and if not defined therein, in the Existing Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Buyer and Seller are parties to that certain Uncommitted Master Repurchase and Securities Contract Agreement, dated as of February 18, 2022 (the “Existing Repurchase Agreement”, as amended by this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, in connection with the Existing Repurchase Agreement, Seller and Buyer are parties to that certain Fee Letter, dated as of February 18, 2022 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Existing Fee Letter”, as amended by this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fee Letter”);
WHEREAS, in connection with the Existing Repurchase Agreement, Terra Property Trust, Inc., a Maryland corporation (“Guarantor”), delivered for the benefit of Buyer that certain Guarantee Agreement, dated as of February 18, 2022 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Existing Guaranty”, as amended by this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Guaranty”);
WHEREAS, in connection with the Existing Repurchase Agreement, Terra Mortgage Portfolio I, LLC, a Delaware limited liability company (“Pledgor”), and Buyer are parties to that certain Pledge and Security Agreement, dated as of February 18, 2022 (the “Pledge and Security Agreement”);
WHEREAS, it is a condition to the effectiveness of this Amendment that Pledgor execute the Reaffirmation of Pledgor (attached hereto as Exhibit A) (the “Reaffirmation of Pledgor”);

WHEREAS, the parties hereto desire to make a certain amendments to the Existing Repurchase Agreement and the Existing Fee Letter.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1

AMENDMENTS TO THE EXTISTING REPURCHASE AGREEMENT
(a)The following defined terms set forth in Article 2 and any references thereto in the Existing Repurchase Agreement are hereby deleted in their entirety: “Outside Repurchase Date Renewal Conditions, ” “Renewal Fee,” “Renewal Period” and “Termination Date Extension Conditions”.
(b)The definition of “Outside Repurchase Date” in Article 2 of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Outside Repurchase Date” shall mean February 18, 2025.

(c)The definition of “Termination Date” in Article 2 of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Termination Date” shall mean the day that is the later of (a) the Outside Repurchase Date and (b) if the Amortization Extension Period is exercised pursuant to and in accordance with Article 3(j) hereof, the last day of such Amortization Extension Period.

(d)Article 3(i) of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
(i)[Reserved].
ARTICLE 2

AMENDMENT TO THE EXISTING FEE LETTER
(a)The definition of “Renewal Fee” in Section 1 of the Existing Fee Letter is hereby deleted in its entirety.
ARTICLE 3

AMENDMENT TO THE EXISTING GUARANTY
(a)Section 9(a)(iv) of the Existing Guaranty is hereby amended and restated in its entirety as follows:
(iv)    permit its Interest Coverage Ratio to be less than 1.4 to 1.0; and

ARTICLE 1
AMENDMENT TO OTHER TRANSACTION DOCUMENTS
Each Transaction Document is hereby amended such that each reference to the Repurchase Agreement and/or the Fee Letter, as applicable, shall mean the Existing Repurchase Agreement and/or the Existing Fee Letter, as applicable, as modified pursuant to the terms of this Amendment.
ARTICLE 4

REPRESENTATIONS
Seller and Guarantor each represents and warrants to Buyer, as of the date of this Amendment, as follows:
(a)all representations and warranties made by it in the Transaction Documents to which it is a party are true and correct in all respects as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(b)no Default or Event of Default has occurred and is continuing under or with respect to the Transaction Documents;
(c)no Margin Deficit Notice has been delivered and remains outstanding;
(d)it has no knowledge of any actual or prospective development, event or other fact that could reasonably be expected to have a Material Adverse Effect;
(e)this Amendment is a legal, valid and binding obligation of Seller and Guarantor, as applicable, enforceable against Seller and Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles;
(f)it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;
(g)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(h)no consent, approval or other action of, or filing by, Seller and/or Guarantor with any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment (other than consents, approvals and filings that have been obtained or made, as applicable, and any such consents, approvals and filings that have been obtained are in full force and effect);

(i)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it, any material contractual obligations by which Seller or Guarantor is bound or to which any assets of Seller or Guarantor are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any Lien upon any of the assets of Seller or Guarantor, other than pursuant to this Amendment and the other Transaction Documents, any judgment or order, writ, injunction, decree or demand of any court applicable to Seller or Guarantor or their respective organizational documents or any agreement by which it is bound or by which any of its assets are affected; and
(j)this Amendment has been duly executed and delivered by it.
ARTICLE 5

EXPENSES
Seller shall pay on demand all of Buyer’s actual out-of-pocket costs and expenses, including reasonable fees and expenses of Buyer’s outside counsel, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.
ARTICLE 6

CONDITIONS PRECEDENT
(a)The effectiveness of this Amendment is subject to the delivery to Buyer of the following:
(1)the execution and delivery of this Amendment by a duly authorized officer(s) of Seller and Guarantor; and
(2)the execution and delivery of the Reaffirmation of Pledgor by a duly authorized officer of Pledgor.
(b)Buyer hereby acknowledges (i) payment of the Renewal Fee (as defined in the Existing Fee Letter) by Seller, and receipt of the same by Buyer, on or prior to the date hereof and (ii) satisfaction of the Outside Repurchase Date Renewal Conditions (as defined in the Existing Repurchase Agreement) as of the date hereof.
ARTICLE 7

REAFFIRMATION AND ACKNOWLEDGMENT
Seller and Guarantor each hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and grants of security interests and liens in favor of Buyer, under each Transaction Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents, and (iii) agrees that neither such ratification and reaffirmation, nor Buyer’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Seller, Guarantor and/or Pledgor with respect to any subsequent modifications to the Transaction Documents.  The Existing Repurchase Agreement, the Existing Fee Letter and the Existing Guaranty (each as amended by this Amendment) and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.
ARTICLE 8

GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
ARTICLE 9

MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.
(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Existing Repurchase Agreement.
(e)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement between the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f)This Amendment and the Fee Letter, as amended hereby, are a single Transaction Document.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.
GOLDMAN SACHS BANK USA, as Buyer
By: /s/ Prachi Bansal
Name: Prachi Bansal
Title: Authorized Person
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[GS/Mavik – Signature Page to First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and Other Transaction Documents]

TERRA MORTGAGE CAPITAL I, LLC, as Seller

By: /s/ Gregory Pinkus
Name: Gregory Pinkus
Title: Authorized Signatory

TERRA PROPERTY TRUST, INC., as Guarantor

By:    /s/ Gregory Pinkus
    Name: Gregory Pinkus
Title: Authorized Signatory

[GS/Mavik – Signature Page to First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and Other Transaction Documents]

Exhibit A
Reaffirmation of Pledgor

REAFFIRMATION OF PLEDGOR

THIS REAFFIRMATION OF PLEDGOR (this “Reaffirmation”), dated as of March 6, 2024, by TERRA MORTGAGE PORTFOLIO I, LLC, a Delaware limited liability company (“Pledgor) in connection with that certain First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and Other Transaction Documents, dated as of the date hereof (the “Amendment”), by and among TERRA MORTGAGE CAPITAL I, LLC, a Delaware limited liability company (“Seller”), TERRA PROPERTY TRUST, INC., a Maryland corporation (“Guarantor”), and Goldman Sachs Bank USA, a New York State member bank (including any successor thereto, “Buyer”), to which this Reaffirmation is attached. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Pledge and Security Agreement (as defined below).

A.    Pledgor hereby (i) ratifies and reaffirms all of its obligations, contingent or otherwise under that certain Pledge and Security Agreement, dated as of February 18, 2022, by and between Pledgor and Buyer (the “Pledge and Security Agreement”), made for the benefit of Buyer, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of the Pledge and Security Agreement and (iii) agrees that neither such ratification and reaffirmation, nor Buyer’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Pledgor with respect to any subsequent modifications to the Fee Letter or any other Transaction Document.  The Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.
B. Pledgor hereby acknowledges, agrees and approves the Amendment.
C. Pledgor represents and warrants to Buyer, as of the date of this Reaffirmation, as follows:
1. all representations and warranties made by it in Section 4 of Pledge and Security Agreement true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
2. it is duly authorized to execute and deliver this Reaffirmation and has taken all necessary action to authorize such execution, delivery and performance;
3. the person signing this Reaffirmation on its behalf is duly authorized to do so on its behalf;
4. the execution, delivery and performance by Pledgor of this Reaffirmation and the consummation of the transactions contemplated hereunder do not, and will not violate any Requirement of Law to which Pledgor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which Pledgor is a party to or which Pledgor is bound by, and in each case that would have a Material Adverse Effect;
1

5. this Reaffirmation is a legal and binding obligation of Pledgor and is enforceable against Pledgor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and subject, as to enforceability, to general principals of equity, regardless of whether enforcement is sought in a proceeding in equity or at law; and
6. this Reaffirmation has been duly executed and delivered by it.
D.    THIS REAFFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
E.    This Reaffirmation may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Reaffirmation in electronic format shall be as effective as delivery of a manually executed original counterpart of this Reaffirmation.
[SIGNATURES FOLLOW]
2

BUSINESS.31073163.4

PLEDGOR:
TERRA MORTGAGE PORTFOLIO I, LLC,
a Delaware limited liability company

By:    /s/ Gregory Pinkus
Name: Gregory Pinkus
Title: Authorized Signatory

[GS/Mavik – Signature Page to Reaffirmation of Pledgor]